Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2022	2023	2024	2025
Year ended December 31:
Total fee revenue	$9,606	$9,480	$10,156	$10,980
Net interest income	2,544	2,759	2,923	2,960
Other income	(2)	(294)	(79)	4
Total revenue	12,148	11,945	13,000	13,944
Provision for credit losses	20	46	75	59
Total expenses	8,801	9,583	9,530	10,154
Income before income tax expense	3,327	2,316	3,395	3,731
Income tax expense	553	372	708	786
Net income	2,774	1,944	2,687	2,945
Net income available to common shareholders	$2,660	$1,821	$2,483	$2,717
Per common share:
Diluted earnings per common share	$7.19	$5.58	$8.21	$9.40
Average diluted common shares outstanding (in thousands)	370,109	326,568	302,226	289,019
Cash dividends declared per common share	$2.40	$2.64	$2.90	$3.20
Closing price per share of common stock (at year end)	77.57	77.46	98.15	129.01
Average balance sheet:
Investment securities	$111,929	$105,765	$104,784	$110,586
Total assets	286,430	274,696	311,723	343,505
Total deposits	222,874	205,111	225,611	253,002
Ratios and other metrics:
Return on average common equity	11.1%	8.2%	11.1%	11.5%
Return on average tangible common equity(1)	17.4	13.3	17.9	17.9
Pre-tax margin	27.4	19.4	26.1	26.8
Pre-tax margin, excluding notable items(2)	28.4	26.4	27.6	29.2
Net interest margin, fully taxable-equivalent basis	1.03	1.20	1.10	1.00
Common equity tier 1 ratio(3)(4)	13.6	11.6	10.9	11.6
Tier 1 capital ratio(3)(4)	15.4	13.4	13.2	14.4
Total capital ratio(3)(4)	16.8	15.2	14.8	16.1
Tier 1 leverage ratio(3)	6.0	5.5	5.2	5.5
Supplementary leverage ratio(3)	7.0	6.2	6.2	6.5
Assets under custody and/or administration (in trillions)	$36.74	$41.81	$46.56	$53.80
Assets under management (in trillions)	3.48	4.13	4.72	5.67

(1) Return on average tangible common equity is calculated by dividing the net income available to common shareholders (GAAP-basis) for the relevant period by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(3) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end.
(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	1Q26 vs. 1Q25	1Q26 vs. 4Q25

Fee revenue:
Servicing fees	$1,275	$1,304	$1,357	$1,388	$1,409	10.5%	1.5%
Management fees(1)	587	600	664	717	724	23.3	1.0
Foreign exchange trading services(1)	337	393	364	350	435	29.1	24.3
Securities finance	114	126	138	127	116	1.8	(8.7)
Software services(1)	158	169	167	163	169	7.0	3.7
Other fee revenue(1)	99	127	139	117	107	8.1	(8.5)
Total fee revenue	2,570	2,719	2,829	2,862	2,960	15.2	3.4
Net interest income:
Interest income	2,922	3,055	2,918	2,749	2,651	(9.3)	(3.6)
Interest expense	2,208	2,326	2,203	1,947	1,816	(17.8)	(6.7)
Net interest income	714	729	715	802	835	16.9	4.1
Other income:
Gains from sales of available-for-sale securities, net	—	—	1	3	1	nm	(66.7)
Total other income	—	—	1	3	1	nm	(66.7)
Total revenue	3,284	3,448	3,545	3,667	3,796	15.6	3.5
Provision for credit losses	12	30	9	8	16	33.3	nm
Expenses:
Compensation and employee benefits	1,262	1,280	1,162	1,331	1,441	14.2	8.3
Information systems and communications	497	523	517	557	637	28.2	14.4
Transaction processing services	258	260	276	256	283	9.7	10.5
Occupancy	103	105	106	173	101	(1.9)	(41.6)
Other	330	361	373	424	349	5.8	(17.7)
Total expenses	2,450	2,529	2,434	2,741	2,811	14.7	2.6
Income before income tax expense	822	889	1,102	918	969	17.9	5.6
Income tax expense	178	196	241	171	205	15.2	19.9
Net income	$644	$693	$861	$747	$764	18.6	2.3
Adjustments to net income:
Dividends on preferred stock	$(46)	$(63)	$(58)	$(59)	$(58)	(26.1)%	1.7%
Earnings allocated to participating securities	(1)	—	(1)	—	(1)	—	nm
Net income available to common shareholders	$597	$630	$802	$688	$705	18.1	2.5

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	1Q26 vs. 1Q25		1Q26 vs. 4Q25
Per common share:
Basic earnings	$2.07	$2.20	$2.83	$2.46	$2.53	22.2%		2.8%
Diluted earnings	2.04	2.17	2.78	2.42	2.49	22.1		2.9
Average common shares outstanding (in thousands):
Basic	288,562	286,281	283,434	280,008	278,434	(3.5)		(0.6)
Diluted	292,716	290,490	288,163	284,806	282,874	(3.4)		(0.7)
Cash dividends declared per common share	$0.76	$0.76	$0.84	$0.84	$0.84	10.5		—
Closing price per share of common stock (as of quarter end)	89.53	106.34	116.01	129.01	126.56	41.4		(1.9)
Book value per common share	$80.13	$83.16	$85.33	$87.01	$87.33	9.0		0.4
Tangible book value per common share(2)	51.23	53.56	55.57	56.13	56.59	10.5		0.8
Balance sheet averages:
Investment securities	$110,070	$112,083	$111,821	$108,376	$107,157	(2.6)		(1.1)
Total assets	337,291	353,779	340,480	342,448	351,714	4.3		2.7
Total deposits	243,036	260,745	254,509	253,585	258,081	6.2		1.8
Ratios and other metrics:
Effective tax rate	21.7%	22.0%	21.9%	18.6%	21.2%	(0.5)%	pts	2.6%	pts
Return on average common equity	10.6	10.8	13.4	11.3	11.6	1.0		0.3
Return on average tangible common equity(3)	16.4	16.7	20.9	17.5	17.6	1.2		0.1
Pre-tax margin	25.0	25.8	31.1	25.0	25.5	0.5		0.5
Pre-tax margin, excluding notable items(4)	25.0	29.6	31.1	30.7	29.0	4.0		(1.7)
Net interest margin, fully taxable-equivalent basis	1.00	0.96	0.96	1.10	1.16	0.2		0.1
Common equity tier 1 ratio(5)(6)	11.0	10.7	11.3	11.6	10.6	(0.4)		(1.0)
Tier 1 capital ratio(5)(6)	13.8	13.3	13.9	14.4	13.1	(0.7)		(1.3)
Total capital ratio(5)(6)	15.3	14.8	15.5	16.1	14.5	(0.8)		(1.6)
Tier 1 leverage ratio(5)	5.5	5.3	5.6	5.5	5.4	(0.1)		(0.1)
Supplementary leverage ratio(5)	6.5	6.3	6.4	6.5	6.3	(0.2)		(0.2)
Assets under custody and/or administration (in billions)	$46,733	$49,000	$51,664	$53,800	$54,515	16.7%		1.3%
Assets under management (in billions)	4,665	5,117	5,446	5,665	5,620	20.5		(0.8)
Average securities on loan(7)	358,869	386,730	404,378	411,166	431,100	20.1		4.8

(1) In the first quarter of 2026, revenue related to distribution and marketing activities was reclassified from foreign exchange trading services to management fees. Additionally, lending related and other fees, previously recognized within software and processing fees, was reclassified to other fee revenue, and the software and processing fees caption has been changed to software services. Prior-period amounts have been reclassified to conform to the current presentation. These reclassifications had no impact on total fee revenue, total revenue or net income, on either a consolidated or line of business basis.

(2) Tangible book value per common share is calculated by dividing the period end tangible common equity (non-GAAP) by the total common shares outstanding at period end. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(3) Return on average tangible common equity is calculated by dividing annualized net income available to common shareholders (GAAP-basis) for the relevant period by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(4) Excluding notable items is a non-GAAP presentation; refer to Reconciliations of non-GAAP Financial Information pages for details.
(5) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of March 31, 2026 are estimates.
(6) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

(7) End-of-period securities on loan were $376,269 million, $387,070 million, $397,730 million and $394,277 million at March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025, respectively, and $431,805 million at March 31, 2026.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of					% Change
(Dollars in millions, except per share amounts)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	1Q26 vs. 1Q25	1Q26 vs. 4Q25
Assets:
Cash and due from banks	$4,658	$4,020	$4,756	$4,433	$6,518	39.9%	47.0%
Interest-bearing deposits with banks, net	119,464	118,835	122,642	126,930	123,574	3.4	(2.6)
Securities purchased under resale agreements	7,971	8,275	7,730	6,812	8,187	2.7	20.2
Trading account assets	743	791	884	827	842	13.3	1.8
Investment securities:
Investment securities available-for-sale, net	67,444	70,603	69,443	67,154	71,645	6.2	6.7
Investment securities held-to-maturity, net(1)	45,505	43,286	40,934	38,171	36,732	(19.3)	(3.8)
Total investment securities	112,949	113,889	110,377	105,325	108,377	(4.0)	2.9
Loans	44,685	47,279	46,660	46,782	49,190	10.1	5.1
Allowance for credit losses on loans(2)	176	179	190	193	168	(4.5)	(13.0)
Loans, net	44,509	47,100	46,470	46,589	49,022	10.1	5.2
Premises and equipment, net(3)	2,784	2,942	3,080	3,174	3,313	19.0	4.4
Accrued interest and fees receivable	4,280	4,589	4,476	4,395	4,708	10.0	7.1
Goodwill	7,763	7,918	7,916	8,159	8,121	4.6	(0.5)
Other intangible assets	1,046	1,014	958	935	872	(16.6)	(6.7)
Other assets	66,526	67,344	61,781	58,468	78,631	18.2	34.5
Total assets	$372,693	$376,717	$371,070	$366,047	$392,165	5.2	7.1
Liabilities:
Deposits:
Non-interest-bearing	$32,265	$34,569	$34,395	$35,267	$39,643	22.9	12.4
Interest-bearing - U.S.	168,362	169,444	169,013	168,079	174,723	3.8	4.0
Interest-bearing - Non-U.S.	71,429	79,011	76,591	71,004	78,975	10.6	11.2
Total deposits(4)	272,056	283,024	279,999	274,350	293,341	7.8	6.9
Securities sold under repurchase agreements	3,524	2,377	206	841	969	(72.5)	nm
Other short-term borrowings	11,849	9,844	9,825	3,821	3,981	(66.4)	4.2
Accrued expenses and other liabilities	33,726	28,254	28,710	34,051	40,899	21.3	20.1
Long-term debt	24,846	25,911	24,688	25,143	25,233	1.6	0.4
Total liabilities	346,001	349,410	343,428	338,206	364,423	5.3	7.8
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	—	—
Series I, 15,000 shares issued and outstanding	1,481	1,481	1,481	1,481	1,481	—	—
Series J, 8,500 shares issued and outstanding	842	842	842	842	842	—	—
Series K, 7,500 shares issued and outstanding	743	743	743	743	743	—	—
Common stock, $1 par, 750,000,000 shares authorized(5)(6)	504	504	504	504	504	—	—
Surplus	10,693	10,698	10,704	10,705	10,701	0.1	—
Retained earnings	29,959	30,373	30,938	31,392	31,864	6.4	1.5
Accumulated other comprehensive income (loss)	(1,792)	(1,321)	(1,172)	(1,043)	(1,282)	28.5	(22.9)
Treasury stock, at cost(7)	(16,231)	(16,506)	(16,891)	(17,276)	(17,604)	(8.5)	(1.9)
Total shareholders' equity	26,692	27,307	27,642	27,841	27,742	3.9	(0.4)
Total liabilities and equity	$372,693	$376,717	$371,070	$366,047	$392,165	5.2	7.1

(1) Fair value of investment securities held-to-maturity	$40,424	$38,485	$36,654	$34,166	$32,560
(2) Total allowance for credit losses including off-balance sheet commitments	186	192	201	203	179
(3) Accumulated depreciation for premises and equipment	6,635	6,824	6,979	7,046	7,170
(4) Average total deposits	243,036	260,745	254,509	253,585	258,081
(5) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(6) Total common shares outstanding	288,676,229	285,561,974	282,217,819	279,077,907	276,924,993
(7) Treasury stock shares	215,203,413	218,317,668	221,661,823	224,801,735	226,954,649
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters										% Change
	1Q25		2Q25		3Q25		4Q25		1Q26		1Q26 vs. 1Q25	1Q26 vs. 4Q25
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks, net	$92,780	3.36%	$98,321	3.23%	$88,130	3.03%	$94,987	2.83%	$100,363	2.81%	8.2%	5.7%
Securities purchased under resale agreements(2)	7,716	8.66	9,169	7.83	8,643	7.82	7,398	8.47	8,051	7.65	4.3	8.8
Trading account assets	756	0.15	791	0.06	806	0.90	872	0.65	837	0.71	10.7	(4.0)
Investment securities:
Investment securities available-for-sale, net	63,428	4.57	67,718	4.45	69,898	4.43	68,858	4.32	69,862	4.04	10.1	1.5
Investment securities held-to-maturity, net	46,642	2.07	44,365	2.11	41,923	2.15	39,518	2.19	37,295	2.22	(20.0)	(5.6)
Total investment securities	110,070	3.51	112,083	3.52	111,821	3.58	108,376	3.55	107,157	3.41	(2.6)	(1.1)
Loans(3)	43,730	5.17	45,277	5.08	46,500	4.98	47,599	4.77	48,588	4.53	11.1	2.1
Other interest-earning assets	34,464	5.49	39,007	5.38	39,557	4.92	29,999	5.00	28,118	5.00	(18.4)	(6.3)
Total interest-earning assets	289,516	4.09	304,648	4.02	295,457	3.92	289,231	3.77	293,114	3.67	1.2	1.3
Cash and due from banks	4,516		4,058		4,336		3,633		3,912		(13.4)	7.7
Other non-interest-earning assets	43,259		45,073		40,687		49,584		54,688		26.4	10.3
Total assets	$337,291		$353,779		$340,480		$342,448		$351,714		4.3	2.7
Liabilities:
Interest-bearing deposits:
U.S.	$154,462	3.54%	$159,770	3.50%	$157,132	3.49%	$153,865	3.13%	$154,634	2.91%	0.1%	0.5%
Non-U.S.	63,677	1.38	76,807	1.55	73,428	1.49	73,577	1.34	73,962	1.34	16.2	0.5
Total interest-bearing deposits(4)	218,139	2.91	236,577	2.87	230,560	2.86	227,442	2.55	228,596	2.40	4.8	0.5
Securities sold under repurchase agreements	4,530	4.54	3,160	4.42	1,002	3.44	161	1.90	272	2.84	(94.0)	68.9
Other short-term borrowings	11,848	4.64	10,179	4.51	10,069	4.88	6,320	3.81	3,857	4.05	(67.4)	(39.0)
Long-term debt	23,742	5.00	25,864	4.98	25,273	4.93	25,126	4.77	25,256	4.53	6.4	0.5
Other interest-bearing liabilities	5,471	11.76	3,543	18.35	3,445	11.39	3,678	13.27	4,310	12.82	(21.2)	17.2
Total interest-bearing liabilities	263,730	3.40	279,323	3.34	270,349	3.23	262,727	2.94	262,291	2.81	(0.5)	(0.2)
Non-interest-bearing deposits(5)	24,897		24,168		23,949		26,143		29,485		18.4	12.8
Other non-interest-bearing liabilities	22,554		23,232		18,850		25,851		31,823		41.1	23.1
Preferred shareholders' equity	3,263		3,560		3,560		3,560		3,560		9.1	—
Common shareholders' equity	22,847		23,496		23,772		24,167		24,555		7.5	1.6
Total liabilities and shareholders' equity	$337,291		$353,779		$340,480		$342,448		$351,714		4.3	2.7

Total deposits	$243,036		$260,745		$254,509		$253,585		$258,081		6.2	1.8

Excess of rate earned over rate paid		0.70%		0.68%		0.69%		0.83%		0.86%
Net interest margin		1.00%		0.96%		0.96%		1.10%		1.16%
Net interest income, fully taxable-equivalent basis		$714		$729		$716		$802		$835
Tax-equivalent adjustment		—		—		(1)		—		—
Net interest income, GAAP-basis(4)		$714		$729		$715		$802		$835

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $232 billion, $253 billion, $251 billion and $234 billion in the first, second, third and fourth quarters of 2025, respectively, and approximately $228 billion in the first quarter of 2026. Excluding the impact of netting, the average interest rates would be approximately 0.28%, 0.27%, 0.26% and 0.26% in the first, second, third and fourth quarters of 2025, respectively, and approximately 0.26% in the first quarter of 2026.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $43,562 million, $45,113 million, $46,321 million and $47,411 million in the first, second, third and fourth quarters of 2025, respectively and approximately $48,421 million in the first quarter of 2026.

(4) Average rates includes the impact of FX swap expense of approximately ($83) million, ($42) million, ($31) million and $ ($39) million in the first, second, third and fourth quarters of 2025, respectively, and approximately ($29) million in the first quarter of 2026. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately 3.07%, 2.94%, 2.91%, and 2.62% in the first, second, third and fourth quarters of 2025, respectively, and approximately 2.45% in the first quarter of 2026.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
SELECTED AVERAGE BALANCES BY CURRENCY - RATES EARNED AND PAID(1)

	1Q26
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$48,444	3.74%	$27,712	1.99%	$6,188	3.77%	$18,019	1.25%	$100,363	2.81%
Total investment securities	84,397	3.42	9,285	2.41	6,673	4.13	6,802	3.88	107,157	3.41
Loans	39,988	5.01	6,824	1.63	1,221	4.98	555	4.76	48,588	4.53
Total other interest-earning assets(2)	33,825	5.61	163	1.14	94	2.23	2,924	4.36	37,006	5.48
Total interest-earning assets	$206,654	4.18	$43,984	2.03	$14,176	4.06	$28,300	2.29	$293,114	3.67

Total interest-bearing deposits(3)(4)	$153,794	3.10	$37,805	1.12	$11,536	1.74	$25,461	0.39	$228,596	2.40

Central Bank Rate(5)		3.75		2.00		3.75

	4Q25
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$41,670	4.00%	$28,599	1.96%	$6,460	3.96%	$18,258	1.17%	$94,987	2.83%
Total investment securities	86,018	3.56	9,263	2.49	6,538	4.43	6,557	3.94	108,376	3.55
Loans	38,802	4.90	6,931	3.87	1,288	5.74	578	4.52	47,599	4.77
Total other interest-earning assets(2)	34,841	5.74	164	1.80	56	1.92	3,208	3.83	38,269	5.57
Total interest-earning assets	$201,331	4.27	$44,957	2.36	$14,342	4.31	$28,601	2.17	$289,231	3.77

Total interest-bearing deposits(3)(4)	$151,750	3.35	$38,879	1.14	$11,984	1.83	$24,829	0.21	$227,442	2.55

Central Bank Rate(5)		4.01		2.00		3.96

	1Q25
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$42,137	4.52%	$25,385	2.71%	$5,709	4.68%	$19,549	1.30%	$92,780	3.36%
Total investment securities	91,215	3.47	7,339	2.51	5,487	4.52	6,029	4.42	110,070	3.51
Loans	35,740	5.27	6,085	4.54	1,349	6.00	556	3.70	43,730	5.17
Total other interest-earning assets(2)	40,091	6.10	203	2.28	138	3.47	2,504	4.35	42,936	5.97
Total interest-earning assets	$209,183	4.51	$39,012	2.96	$12,683	4.76	$28,638	2.28	$289,516	4.09

Total interest-bearing deposits(3)(4)	$153,068	3.74	$33,657	1.63	$10,772	1.94	$20,642	(0.65)	$218,139	2.91

Central Bank Rate(5)		4.50		2.76		4.60

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Average total other interest-earning assets include securities purchased under resale agreements, trading account assets and other interest-earning assets. Refer to average statement of condition - rates earned and paid - full taxable-equivalent basis for details.

(3) Average rates for interest-bearing deposit balances denominated in U.S. dollars include both client and wholesale deposits.
(4) FX swap costs for interest-bearing deposits are included in other currencies.
(5) Central Bank Rate represents the quarterly average Federal Funds Target Rate for USD, European Central Bank Deposit Facility Rate for EUR, and the Bank of England's Bank Rate for GBP.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q25		2Q25		3Q25		4Q25		1Q26
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$41.3	4.29%	$42.6	4.15%	$42.8	4.08%	$42.1	3.96%	$42.7	3.70%
U.S. Treasury direct obligations	26.5	4.48	26.4	4.43	25.5	4.37	24.4	4.19	24.0	3.91
Non-U.S. sovereign, supranational and non-U.S. agency	14.8	3.96	16.2	3.70	17.3	3.66	17.7	3.65	18.7	3.44
Asset-backed securities	7.8	5.09	8.5	4.75	8.7	4.58	8.2	4.47	8.0	3.99
Mortgage-backed securities	7.0	5.06	9.2	5.09	11.3	5.33	12.2	5.16	13.6	4.85
CMBS	4.3	4.86	4.2	4.74	3.9	4.80	3.3	4.73	2.7	4.21
Other	3.0	5.16	3.2	5.14	3.2	5.12	3.1	5.02	2.9	5.15
Total available-for-sale portfolio	$63.4	4.57	$67.7	4.45	$69.9	4.43	$68.9	4.32	$69.9	4.04

	Quarters
	1Q25		2Q25		3Q25		4Q25		1Q26
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$8.6	0.75%	$7.2	0.78%	$5.6	0.83%	$4.4	0.88%	$2.7	1.02%
U.S. Treasury direct obligations	5.0	0.66	3.9	0.67	2.4	0.67	1.6	0.69	0.4	0.70
Non-U.S. sovereign, supranational and non-U.S. agency	3.6	0.89	3.3	0.92	3.2	0.95	2.8	0.99	2.3	1.08
Asset-backed securities	2.4	5.32	2.4	5.17	2.4	5.21	2.3	5.17	2.2	4.55
Mortgage-backed securities	30.5	2.22	29.7	2.21	28.8	2.20	27.8	2.22	27.3	2.22
CMBS	5.2	1.88	5.1	1.89	5.1	1.89	5.0	1.88	5.1	1.85
Total held-for-maturity portfolio	$46.7	2.07	$44.4	2.11	$41.9	2.15	$39.5	2.19	$37.3	2.22

Total investment securities	$110.1	3.51	$112.1	3.52	$111.8	3.58	$108.4	3.55	$107.2	3.41

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	56%	26%	12%	3%	1%	1%	1%	$44.3	61.9%	$(47)	94% / 6%
U.S. Treasury direct obligations	100		—	—	—	—	—	25.0	56.4	25	100% / 0%
Non-U.S. sovereign, supranational and non-U.S. agency	—	59	29	8	1	1	2	19.3	43.6	(72)	84% / 16%
Asset-backed securities	—	94	6	—	—	—	—	7.9	11.0	—	0% / 100%
Mortgage-backed securities	100	—	—	—	—	—	—	14.0	19.6	15	43% / 57%
CMBS	100	—	—	—	—	—	—	2.5	3.5	(12)	8% / 92%
Other	—	12	23	60	5	—	—	2.9	4.1	19	60% / 40%
Total available-for-sale portfolio	58%	27%	9%	5%	—%	—%	1%	$71.6	100.0%	$(25)	69% / 31%

Fair Value	$41.5	$19.3	$6.6	$3.2	$0.3	$0.2	$0.5

	Ratings
	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	12%	40%	41%	7%	—%	—%	—%	$2.4	6.5%	$(37)	100% / 0%
U.S. Treasury direct obligations	100	—	—	—	—	—	—	0.3	12.5	(2)	98% / 2%
Non-U.S. sovereign, supranational and non-U.S. agency	—	45	47	8	—	—	—	2.1	87.5	(35)	100% / 0%
Asset-backed securities	—	1	93	4	—	2	—	2.2	6.0	(24)	5% / 95%
Mortgage-backed securities	100	—	—	—	—	—	—	27.1	73.6	(3,669)	100% / 0%
CMBS	100	—	—	—	—	—	—	5.1	13.9	(442)	98% / 2%
Total held-for-maturity portfolio	88%	3%	8%	1%	—%	—%	—%	$36.8	100.0%	$(4,172)	94% / 6%

Amortized Cost	$32.5	$1.0	$3.0	$0.3	$—	$—	$—

Total Investment Securities(3)								$108.4			78% / 22%

(1) At March 31, 2026, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $17 million, after-tax unrealized loss on securities held-to-maturity of $2,952 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $241 million.

(2) At March 31, 2026, fixed-to-floating rate securities, which excludes the impact of hedges, had a book value of approximately $233 million or 0.22% of the total portfolio.
(3) State Street has a highly liquid balance sheet, with more than half of total assets deemed HQLA. Based upon fair value as of March 31, 2026, approximately 87% of our investment portfolio was held in HQLA.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters					% Change
(Dollars in millions)	1Q25	2Q25	3Q25	4Q25	1Q26	1Q26 vs. 1Q25	1Q26 vs. 4Q25
Allowance for credit losses:
Beginning balance	$183	$186	$192	$201	$203	10.9%	1.0%
Provision for credit losses (funded commitments)	11	27	11	9	15	36.4	66.7
Provision for credit losses (unfunded commitments)	1	2	(1)	(3)	1	—	nm
Provision for credit losses (all other)	—	1	(1)	2	—	—	nm
Total provision	12	30	9	8	16	33.3	nm
Charge-offs	(9)	(24)	—	(6)	(40)	nm	nm
Ending balance(1)	$186	$192	$201	$203	$179	(3.8)	(11.8)

Allowance for credit losses:
Loans	$176	$179	$190	$193	$168	(4.5)	(13.0)
Unfunded (off-balance sheet) commitments	9	11	10	8	10	11.1	25.0
All other	1	2	1	2	1	—	(50.0)
Ending balance(1)	$186	$192	$201	$203	$179	(3.8)	(11.8)

(1) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters					% Change
(Dollars in billions)	1Q25	2Q25	3Q25	4Q25	1Q26	1Q26 vs. 1Q25	1Q26 vs. 4Q25
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$15,430	$16,728	$17,795	$17,997	$18,338	18.8%	1.9%
Mutual funds	12,143	12,641	13,209	13,518	13,309	9.6	(1.5)
Pension products	9,377	9,679	10,321	10,452	10,912	16.4	4.4
Insurance and other products	9,783	9,952	10,339	11,833	11,956	22.2	1.0
Total Assets Under Custody and/or Administration	$46,733	$49,000	$51,664	$53,800	$54,515	16.7	1.3
By Asset Class:
Equities	$27,508	$29,311	$31,124	$31,879	$32,243	17.2	1.1
Fixed-Income	11,900	12,122	12,874	13,830	14,030	17.9	1.4
Short-term and other investments(2)	7,325	7,567	7,666	8,091	8,242	12.5	1.9
Total Assets Under Custody and/or Administration	$46,733	$49,000	$51,664	$53,800	$54,515	16.7	1.3
By Geographic Location(3):
Americas	$33,340	$35,028	$36,698	$37,422	$37,265	11.8	(0.4)
Europe/Middle East/Africa	10,303	10,803	11,570	12,918	13,563	31.6	5.0
Asia/Pacific	3,090	3,169	3,396	3,460	3,687	19.3	6.6
Total Assets Under Custody and/or Administration	$46,733	$49,000	$51,664	$53,800	$54,515	16.7	1.3
Assets Under Custody(4)
By Product Classification:
Collective funds, including ETFs	$13,335	$14,487	$15,478	$15,619	$15,874	19.0	1.6
Mutual funds	9,725	10,060	10,506	10,762	10,598	9.0	(1.5)
Pension products	7,731	7,975	8,371	8,487	8,875	14.8	4.6
Insurance and other products	3,046	3,026	3,144	3,484	3,537	16.1	1.5
Total Assets Under Custody	$33,837	$35,548	$37,499	$38,352	$38,884	14.9	1.4
By Geographic Location(3):
Americas	$25,407	$26,705	$28,058	$28,462	$28,398	11.8	(0.2)
Europe/Middle East/Africa	5,861	6,215	6,606	6,968	7,360	25.6	5.6
Asia-Pacific	2,569	2,628	2,835	2,922	3,126	21.7	7.0
Total Assets Under Custody	$33,837	$35,548	$37,499	$38,352	$38,884	14.9	1.4

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Short-term and other investments includes derivatives, cash and cash equivalents and other instruments.
(3) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(4) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters					% Change
(Dollars in billions)	1Q25	2Q25	3Q25	4Q25	1Q26	1Q26 vs. 1Q25	1Q26 vs. 4Q25
Assets Under Management by Category(1)
By Asset Class:
Equity	$2,901	$3,218	$3,465	$3,589	$3,496	20.5%	(2.6)%
Fixed-Income	633	700	720	734	756	19.4	3.0
Cash(2)	518	525	540	570	581	12.2	1.9
Multi-Asset	390	449	477	501	503	29.0	0.4
Alternative Investments(3)	223	225	244	271	284	27.4	4.8
Total Assets Under Management	$4,665	$5,117	$5,446	$5,665	$5,620	20.5	(0.8)

By Geography(4):
Americas	$3,431	$3,713	$3,982	$4,155	$4,108	19.7	(1.1)
Europe/Middle East/Asia	690	771	806	841	845	22.5	0.5
Asia-Pacific	544	633	658	669	667	22.6	(0.3)
Total Assets Under Management	$4,665	$5,117	$5,446	$5,665	$5,620	20.5	(0.8)

By Vehicle:
ETF	$1,554	$1,690	$1,848	$1,951	$1,940	24.8	(0.6)
Separately Managed Accounts	1,776	1,985	2,074	2,127	2,120	19.4	(0.3)
Other Commingled Funds	1,335	1,442	1,524	1,587	1,560	16.9	(1.7)
Total Assets Under Management	$4,665	$5,117	$5,446	$5,665	$5,620	20.5	(0.8)

By Strategy:
Index Strategies and Solutions:
ETFs	$1,541	$1,677	$1,834	$1,936	$1,926	25.0	(0.5)
Other Index	2,424	2,737	2,896	2,986	2,938	21.2	(1.6)
Total Index Strategies and Solutions	3,965	4,414	4,730	4,922	4,864	22.7	(1.2)
Active, Alternatives and Other	182	178	176	173	175	(3.8)	1.2
Cash(2)	518	525	540	570	581	12.2	1.9
Total Assets Under Management	$4,665	$5,117	$5,446	$5,665	$5,620	20.5	(0.8)

(1) Our AUM disclosures have been updated to more closely reflect the investment strategies and capabilities within the Investment Management business. AUM disclosures are now organized around Index; Active, Alternatives and Other Strategies; and Cash. We have retained the supplemental views of AUM, including, but not limited to, views by asset class and by geography.

(2) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

(4) Geographic mix is based on client location or fund management location.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT (Continued)

	Quarters
(Dollars in billions)	1Q25	2Q25	3Q25	4Q25	1Q26
Net Asset Flows by Category(1)
By Asset Class:
Equity	$(37)	$14	$5	$28	$2
Fixed-Income	2	51	13	11	28
Cash(2)	1	(1)	10	24	8
Multi-Asset	13	25	6	12	12
Alternative Investments(3)	8	(7)	(8)	10	(1)
Total Flows, net	$(13)	$82	$26	$85	$49

By Geography(4):
Americas	$4	$29	$36	$75	$10
Europe/Middle East/Asia	(29)	18	—	10	29
Asia-Pacific	12	35	(10)	—	10
Total Flows, net	$(13)	$82	$26	$85	$49

By Vehicle:
ETF	$1	$15	$37	$51	$25
Separately Managed Accounts	(7)	50	(20)	4	30
Other Commingled Funds	(7)	17	9	30	(6)
Total Flows, net	$(13)	$82	$26	$85	$49

By Strategy:
Index Strategies and Solutions:
ETFs	$—	$15	$38	$51	$25
Other Index	(12)	81	(7)	14	13
Total Index Strategies and Solutions	(12)	96	31	65	38
Active, Alternatives and Other	(2)	(13)	(15)	(4)	3
Cash(2)	1	(1)	10	24	8
Total Flows, net	$(13)	$82	$26	$85	$49

(1) Our AUM disclosures have been updated to more closely reflect the investment strategies and capabilities within the Investment Management business. AUM disclosures are now organized around Index; Active, Alternatives and Other Strategies; and Cash. We have retained the supplemental views of AUM, including, but not limited to, views by asset class and by geography.

(2) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

(4) Geographic mix is based on client location or fund management location.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended March 31,
	Investment Servicing			% Change			Investment Management			% Change			Other(1)			% Change		Total			% Change
(Dollars in millions)	1Q25	4Q25	1Q26	1Q26 vs. 1Q25	1Q26 vs. 4Q25		1Q25	4Q25	1Q26	1Q26 vs. 1Q25	1Q26 vs. 4Q25		1Q25	4Q25	1Q26	1Q26 vs. 1Q25	1Q26 vs. 4Q25	1Q25	4Q25	1Q26	1Q26 vs. 1Q25	1Q26 vs. 4Q25
Servicing fees	$1,275	$1,388	$1,409	10.5%	1.5%		$—	$—	$—	—%	—%		$—	$—	$—	—%	—%	$1,275	$1,388	$1,409	10.5%	1.5%
Management fees(2)	—	—	—	—	—		587	717	724	23.3	1.0		—	—	—	—	—	587	717	724	23.3	1.0
Foreign exchange trading services(2)	337	350	432	28.2	23.4		—	—	3	—	—		—	—	—	—	—	337	350	435	29.1	24.3
Securities finance	108	121	110	1.9	(9.1)		6	6	6	—	—		—	—	—	—	—	114	127	116	1.8	(8.7)
Software services(2)	158	163	169	7.0	3.7		—	—	—	—	—		—	—	—	—	—	158	163	169	7.0	3.7
Other fee revenue(2)	101	113	102	1.0	(9.7)		(2)	4	5	nm	25.0		—	—	—	—	—	99	117	107	8.1	(8.5)
Total fee revenue	1,979	2,135	2,222	12.3	4.1		591	727	738	24.9	1.5		—	—	—	—	—	2,570	2,862	2,960	15.2	3.4
Net interest income	709	800	832	17.3	4.0		5	2	3	(40.0)	50.0		—	—	—	—	—	714	802	835	16.9	4.1
Total other income	—	3	1	nm	nm		—	—	—	—	—		—	—	—	—	—	—	3	1	nm	(66.7)
Total revenue	2,688	2,938	3,055	13.7	4.0		596	729	741	24.3	1.6		—	—	—	—	—	3,284	3,667	3,796	15.6	3.5
Provision for credit losses	12	8	16	33.3	nm		—	—	—	—	—		—	—	—	—	—	12	8	16	33.3	nm
Total expenses	2,019	2,048	2,189	8.4	6.9		431	487	492	14.2	1.0		—	206	130	nm	(36.9)	2,450	2,741	2,811	14.7	2.6
Income before income tax expense	$657	$882	$850	29.4	(3.6)		$165	$242	$249	50.9	2.9		$—	$(206)	$(130)	nm	(36.9)	$822	$918	$969	17.9	5.6
Pre-tax margin	24.5%	30.0%	27.8%	3.3%	(2.2)%	pts	27.7%	33.2%	33.6%	5.9%	0.4%	pts						25.0%	25.0%	25.5%	0.5%	0.5%	pts

(1) Represents amounts that are not allocated to a specific line of business, including repositioning charges, employee costs, acquisition costs, revenue-related recoveries and certain legal accruals.
(2) In the first quarter of 2026, revenue related to distribution and marketing activities was reclassified from foreign exchange trading services to management fees. Additionally, lending related and other fees, previously recognized within software and processing fees, was reclassified to other fee revenue, and the software and processing fees caption has been changed to software services. Prior-period amounts have been reclassified to conform to the current presentation. These reclassifications had no impact on total fee revenue, total revenue or net income, on either a consolidated or line of business basis.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Basel III Advanced Approaches(1)					Basel III Standardized Approach(2)
(Dollars in millions)	1Q25	2Q25	3Q25	4Q25	1Q26	1Q25	2Q25	3Q25	4Q25	1Q26
Ratios and Supporting Calculations:
Common equity tier 1 capital	$14,362	$14,791	$15,156	$14,812	$14,798	$14,362	$14,791	$15,156	$14,812	$14,798
Total risk-weighted assets	114,274	118,652	115,731	114,357	118,311	130,208	137,677	134,168	127,263	139,811
Common equity tier 1 risk-based capital ratio	12.6%	12.5%	13.1%	13.0%	12.5%	11.0%	10.7%	11.3%	11.6%	10.6%

Tier 1 capital	$17,921	$18,350	$18,715	$18,371	$18,357	$17,921	$18,350	$18,715	$18,371	$18,357
Tier 1 risk-based capital ratio	15.7%	15.5%	16.2%	16.1%	15.5%	13.8%	13.3%	13.9%	14.4%	13.1%

Total capital	$19,799	$20,226	$20,608	$20,261	$20,085	$19,978	$20,418	$20,792	$20,446	$20,234
Total risk-based capital ratio	17.3%	17.0%	17.8%	17.7%	17.0%	15.3%	14.8%	15.5%	16.1%	14.5%

Tier 1 capital	$17,921	$18,350	$18,715	$18,371	$18,357	$17,921	$18,350	$18,715	$18,371	$18,357
Adjusted average assets (Tier 1)(3)	328,520	344,822	331,553	332,978	342,329	328,520	344,822	331,553	332,978	342,329
Tier 1 leverage ratio	5.5%	5.3%	5.6%	5.5%	5.4%	5.5%	5.3%	5.6%	5.5%	5.4%

On-and off-balance sheet leverage exposure	$286,035	$300,585	$300,388	$294,138	$299,379	$286,035	$300,585	$300,388	$294,138	$299,379
Less: regulatory deductions	(8,771)	(8,957)	(8,928)	(9,470)	(9,385)	(8,771)	(8,957)	(8,928)	(9,470)	(9,385)
Leverage exposure (SLR)	277,264	291,628	291,460	284,668	289,994	277,264	291,628	291,460	284,668	289,994
Supplementary leverage ratio(4)	6.5%	6.3%	6.4%	6.5%	6.3%	6.5%	6.3%	6.4%	6.5%	6.3%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of March 31, 2026 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of March 31, 2026 are estimates.

(3) Adjusted average assets (Tier 1) is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 0.5% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF TANGIBLE BOOK VALUE PER SHARE AND RETURN ON TANGIBLE COMMON EQUITY

The tangible book value per common share (TBVPS) and return on average tangible common equity (ROTCE) are ratios that management believes provides context about State Street's use of equity. The TBVPS ratio is calculated by dividing the period end tangible common equity by total common shares outstanding. The ROTCE ratio is calculated by dividing annualized net income available to common shareholders for the relevant period by average tangible common equity. Period end and average tangible common equity reflected in the TBVPS and ROTCE ratios, are both non-GAAP measures which reduce period end and average common shareholders' equity, by period end and average goodwill and other intangible assets, net of related deferred taxes. Since there is no authoritative requirement to calculate the TBVPS and ROTCE ratios, our TBVPS and ROTCE ratios are not necessarily comparable to similar measures disclosed or used by other companies in the financial services industry. TBVPS and ROTCE are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of these ratios are presented below.

	Quarters
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26
Tangible common equity - period end:
Total shareholders' equity	$26,692	$27,307	$27,642	$27,841	$27,742
Less:
Preferred stock	3,559	3,559	3,559	3,559	3,559
Common shareholders' equity	23,133	23,748	24,083	24,282	24,183
Less:
Goodwill	7,763	7,918	7,916	8,159	8,121
Other intangible assets	1,046	1,014	958	935	872
Plus:
Related deferred tax liabilities	465	479	473	478	480
Tangible common shareholders' equity - Non-GAAP	$14,789	$15,295	$15,682	$15,666	$15,670

Total common shares outstanding - period end (in thousands)	288,676	285,562	282,218	279,078	276,925
Book value per common share	$80.13	$83.16	$85.33	$87.01	$87.33
Tangible book value per common share - Non-GAAP	51.23	53.56	55.57	56.13	56.59

	Quarters
(Dollars in millions, except where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26
Tangible common equity - average:
Average common shareholders' equity	$22,847	$23,496	$23,772	$24,167	$24,555
Less:
Average goodwill	7,717	7,854	7,906	7,971	8,154
Average other intangible assets	1,065	1,029	982	962	902
Plus:
Related deferred tax liabilities	462	472	476	475	479
Average tangible common shareholders' equity - Non-GAAP	$14,527	$15,085	$15,360	$15,709	$15,978

Net income available to common shareholders	$597	$630	$802	$688	$705
Net income available to common shareholders, excluding notable items(1)	597	733	802	845	803

Return on average tangible common equity - Non-GAAP(2)	16.4%	16.7%	20.9%	17.5%	17.6%
Return on average tangible common equity, excluding notable items - Non-GAAP(2)	16.4	19.4	20.9	21.5	20.1

(1) Refer to Reconciliations of non-GAAP Financial Information pages for a reconciliation of net income available to common shareholders, excluding notable items.
(2) Return on average tangible common equity, excluding notable items - non-GAAP is calculated by dividing annualized net income available to common shareholders, excluding notable items for the relevant period by average tangible common equity.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.
	Quarters					% Change
(Dollars in millions)	1Q25	2Q25	3Q25	4Q25	1Q26	1Q26 vs. 1Q25		1Q26 vs. 4Q25
Fee Revenue:
Total fee revenue, GAAP-basis	$2,570	$2,719	$2,829	$2,862	$2,960	15.2%		3.4%
Less: Notable items:
Foreign exchange trading services(1)	—	(3)	—	—	—	—		—
Client rescoping (revenue impact)(2)	—	24	—	—	—	—		—
Total fee revenue, excluding notable items	$2,570	$2,740	$2,829	$2,862	$2,960	15.2		3.4

Total Revenue:
Total revenue, GAAP-basis	$3,284	$3,448	$3,545	$3,667	$3,796	15.6%		3.5%
Less: Notable items:
Foreign exchange trading services(1)	—	(3)	—	—	—	—		—
Client rescoping (revenue impact)(2)	—	24	—	—	—	—		—
Total revenue, excluding notable items	$3,284	$3,469	$3,545	$3,667	$3,796	15.6		3.5

Expenses:
Total expenses, GAAP-basis	$2,450	$2,529	$2,434	$2,741	$2,811	14.7%		2.6%
Less: Notable items:
Repositioning charges(3)	—	(100)	—	(226)	(89)	nm		(60.6)
Client rescoping (expense impact)(2)	—	(18)	—	—	(41)	nm		nm
Other notable items(4)	—	1	—	20	—	—		nm
Total expenses, excluding notable items	2,450	2,412	2,434	2,535	2,681	9.4		5.8
Seasonal expenses	(155)	—	—	—	(169)	9.0		nm
Total expenses, excluding notable items and seasonal expenses	$2,295	$2,412	$2,434	$2,535	$2,512	9.5		(0.9)

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,570	$2,719	$2,829	$2,862	$2,960	15.18%		3.42%
Total expenses, GAAP-basis	2,450	2,529	2,434	2,741	2,811	14.73		2.55
Fee operating leverage, GAAP-basis(5)						45	bps	87	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,570	$2,740	$2,829	$2,862	$2,960	15.18%		3.42%
Total expenses, excluding notable items (as reconciled above)	2,450	2,412	2,434	2,535	2,681	9.43		5.76
Fee operating leverage, excluding notable items(6)						575	bps	(234)	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,284	$3,448	$3,545	$3,667	$3,796	15.59%		3.52%
Total expenses, GAAP-basis	2,450	2,529	2,434	2,741	2,811	14.73		2.55
Operating leverage, GAAP-basis(7)						86	bps	97	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,284	$3,469	$3,545	$3,667	$3,796	15.59%		3.52%
Total expenses, excluding notable items (as reconciled above)	2,450	2,412	2,434	2,535	2,681	9.43		5.76
Operating leverage, excluding notable items(8)						616	bps	(224)	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters					% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	1Q26 vs. 1Q25	1Q26 vs. 4Q25

Income Before Income Tax Expense:
Income before income tax expense GAAP-basis	$822	$889	$1,102	$918	$969	17.9%	5.6%
Less: Notable items
Foreign exchange trading services(1)	—	(3)	—	—	—
Client rescoping (revenue impact)(2)	—	24	—	—	—
Repositioning charges(3)	—	100	—	226	89
Client rescoping (expense impact)(2)	—	18	—	—	41
Other notable items(4)	—	(1)	—	(20)	—
Income before income tax expense, excluding notable items	$822	$1,027	$1,102	$1,124	$1,099	33.7	(2.2)

Net Income:
Net Income GAAP-basis	$644	$693	$861	$747	$764	18.6%	2.3%
Less: Notable items
Foreign exchange trading services(1)	—	(3)	—	—	—
Client rescoping (revenue impact)(2)	—	24	—	—	—
Repositioning charges(3)	—	100	—	226	89
Client rescoping (expense impact)(2)	—	18	—	—	41
Other notable items(4)	—	(1)	—	(20)	—
Tax impact of notable items	—	(35)	—	(49)	(32)
Net Income, excluding notable items	$644	$796	$861	$904	$862	33.9	(4.6)

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$597	$630	$802	$688	$705	18.1%	2.5%
Less: Notable items
Foreign exchange trading services(1)	—	(3)	—	—	—
Client rescoping (revenue impact)(2)	—	24	—	—	—
Repositioning charges(3)	—	100	—	226	89
Client rescoping (expense impact)(2)	—	18	—	—	41
Other notable items(4)	—	(1)	—	(20)	—
Tax impact of notable items	—	(35)	—	(49)	(32)
Net Income Available to Common Shareholders, excluding notable items	$597	$733	$802	$845	$803	34.5	(5.0)

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$2.04	$2.17	$2.78	$2.42	$2.49	22.1%	2.9%
Less: Notable items
Foreign exchange trading services(1)	—	(0.01)	—	—	—
Client rescoping (revenue impact)(2)	—	0.06	—	—	—
Repositioning charges(3)	—	0.26	—	0.60	0.24
Client rescoping (expense impact)(2)	—	0.05	—	—	0.11
Other notable items(4)	—	—	—	(0.05)	—
Diluted earnings per share, excluding notable items	$2.04	$2.53	$2.78	$2.97	$2.84	39.2	(4.4)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters					% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	1Q26 vs. 1Q25		1Q26 vs. 4Q25
Pre-tax Margin:
Pre-tax margin, GAAP-basis(9)	25.0%	25.8%	31.1%	25.0%	25.5%	0.5%	pts	0.5%	pts
Less: Notable items
Foreign exchange trading services(1)	—	(0.1)	—	—	—
Client rescoping (revenue impact)(2)	—	0.7	—	—	—
Repositioning charges(3)	—	2.7	—	6.3	2.4
Client rescoping (expense impact)(2)	—	0.5	—	—	1.1
Other notable items(4)	—	—	—	(0.6)	—
Pre-tax margin, excluding notable items	25.0%	29.6%	31.1%	30.7%	29.0%	4.0		(1.7)

Return on Average Common Equity:
Return on average common equity, GAAP-basis	10.6%	10.8%	13.4%	11.3%	11.6%	1.0%	pts	0.3%	pts
Less: Notable items
Foreign exchange trading services(1)	—	(0.1)	—	—	—
Client rescoping (revenue impact)(2)	—	0.4	—	—	—
Repositioning charges(3)	—	1.7	—	3.7	1.5
Client rescoping (expense impact)(2)	—	0.3	—	—	0.7
Other notable items(4)	—	—	—	(0.3)	—
Tax impact of notable items	—	(0.6)	—	(0.8)	(0.5)
Return on average common equity, excluding notable items	10.6%	12.5%	13.4%	13.9%	13.3%	2.7		(0.6)

Effective Tax Rate:
Effective tax rate, GAAP-basis	21.7%	22.0%	21.9%	18.6%	21.2%	(0.5)%	pts	2.6%	pts
Less: Notable items
Foreign exchange trading services(1)	—	—	—	—	—
Client rescoping (revenue impact)(2)	—	0.1	—	—	—
Repositioning charges(3)	—	0.4	—	1.1	0.3
Client rescoping (expense impact)(2)	—	—	—	—	0.1
Other notable items(4)	—	—	—	(0.1)	—
Effective tax rate, excluding notable items	21.7%	22.5%	21.9%	19.6%	21.6%	(0.1)		2.0

(1) Amounts in 2025 consist of a revenue-related recovery associated with the proceeds from a 2018 foreign exchange benchmark litigation resolution, which is reflected in foreign exchange trading services revenue.

(2) Client rescoping of $41 million in the first quarter of 2026 reflected in information systems and communications. Amount in 2025 related to a client rescoping which decreased income before income taxes by $42 million, of which $24 million is reflected in front office software and data revenue and $18 million is reflected in information systems and communications expenses.

(3) Repositioning charges of $89 million in the first quarter of 2026 represents a $79 million charge reflected in compensation and employee benefits primarily from workforce rationalization and a $1 million charge reflected in occupancy costs associated with real estate footprint optimization. Additional repositioning charges include $9 million of operating model changes reflected in information systems and communications. Amounts in the fourth quarter of 2025 include a charge of $111 million, reflected in compensation and employee benefits primarily from workforce rationalization, a $69 million charge reflected in occupancy costs associated with real estate footprint optimization and additional repositioning charges (net) include operating model changes of $24 million and $22 million reflected in information systems and communications and other expenses, respectively. The amount in the second quarter of 2025 includes a charge of $100 million, reflected in compensation and employee benefits primarily from workforce rationalization.

(4) Amount in the fourth quarter of 2025 includes an FDIC special assessment release of $60 million and legal and related costs of $40 million reflected in other expenses and the amount in in the second quarter of 2025 includes a subsequent true-up reflected in other expenses.

(5) Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses.
(6) Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(7) Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses.
(8) Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(9) GAAP- basis pre-tax margin for the first quarter of 2026 of 25.5% included seasonal incentive compensation and benefits expenses of $169 million as shown on page 16. Excluding seasonal expenses, pre-tax margin for the first quarter of 2026 was 30.0%.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2022	2023	2024	2025
Total revenue:
Total revenue, GAAP-basis	$12,148	$11,945	$13,000	$13,944
Less: Fees revenue	(23)	—	(15)	(3)
Less: Total other income	—	—	(66)	—

Add: Client rescoping (revenue impact)	—	—	—	24
Add: (Gains) losses related to investment securities, net	—	294	81	—
Total revenue, excluding notable items	12,125	12,239	13,000	13,965

Provision for credit losses	20	46	75	59
Total expenses:
Total expenses, GAAP-basis	8,801	9,583	9,530	10,154
Less: Notable expense items:
Acquisition and restructuring costs	(65)	15	—	—
Deferred compensation expense acceleration	—	—	(79)	—
Repositioning (charges) / release	(70)	(203)	2	(326)
Client rescoping (expense impact)	—	—	—	(18)
Other notable items	—	(432)	(111)	21
Total expenses, excluding notable items	8,666	8,963	9,342	9,831
Income before income tax expense, excluding notable items	$3,439	$3,230	$3,583	$4,075

Income before income tax expense, GAAP-basis	$3,327	$2,316	$3,395	$3,731

Pre-tax margin, excluding notable items	28.4%	26.4%	27.6%	29.2%
Pre-tax margin, GAAP-basis	27.4	19.4	26.1	26.8

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis QTD Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	1Q25	4Q25	1Q26	1Q26 vs. 1Q25	1Q26 vs. 4Q25	1Q26 vs. 1Q25	1Q26 vs. 4Q25	1Q26 vs. 1Q25	1Q26 vs. 4Q25
GAAP-Basis Results:
Fee revenue:
Servicing fees	$1,275	$1,388	$1,409	$35	$5	$1,374	$1,404	7.8%	1.2%
Management fees(1)	587	717	724	5	1	719	723	22.5	0.8
Foreign exchange trading services(1)	337	350	435	—	—	435	435	29.1	24.3
Securities finance	114	127	116	—	—	116	116	1.8	(8.7)
Software services(1)	158	163	169	1	—	168	169	6.3	3.7
Other fee revenue(1)	99	117	107	—	—	107	107	8.1	(8.5)
Total fee revenue	2,570	2,862	2,960	41	6	2,919	2,954	13.6	3.2
Net interest income	714	802	835	22	3	813	832	13.9	3.7
Total other income	—	3	1	—	—	1	1	nm	(66.7)
Total revenue	$3,284	$3,667	$3,796	$63	$9	$3,733	$3,787	13.7	3.3

Expenses:
Compensation and employee benefits	$1,262	$1,331	$1,441	$33	$3	$1,408	$1,438	11.6	8.0
Information systems and communications	497	557	637	3	—	634	637	27.6	14.4
Transaction processing services	258	256	283	4	—	279	283	8.1	10.5
Occupancy	103	173	101	2	—	99	101	(3.9)	(41.6)
Other	330	424	349	10	2	339	347	2.7	(18.2)
Total expenses	$2,450	$2,741	$2,811	$52	$5	$2,759	$2,806	12.6	2.4

Total expenses, excluding notable items - Non-GAAP	$2,450	$2,535	$2,681	$52	$5	$2,629	$2,676	7.3	5.6
Total non-compensation expenses, excluding notable items - Non-GAAP(2)	1,188	1,315	1,319	19	2	1,300	1,317	9.4	0.2

(1) In the first quarter of 2026, revenue related to distribution and marketing activities was reclassified from foreign exchange trading services to management fees. Additionally, lending related and other fees, previously recognized within software and processing fees, was reclassified to other fee revenue, and the software and processing fees caption has been changed to software services. Prior-period amounts have been reclassified to conform to the current presentation. These reclassifications had no impact on total fee revenue, total revenue or net income, on either a consolidated or line of business basis.

(2) Total non-compensation expenses, excluding notable items is comprised of total expenses, excluding notable items - Non-GAAP, less compensation and employee benefits, excluding notable items. Compensation and benefits, excluding notable items were $1,362 million in the first quarter of 2026, $1,220 million in the fourth quarter of 2025 and $1,262 million in the first quarter of 2025.

nm Denotes not meaningful